SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND
A SERIES OF FUNDVANTAGE TRUST

SUMMARY PROSPECTUS	MAY 1, 2011

Ticker:	Class A Shares
Retail Class
Institutional Class — ORFIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund including the Fund’s Statement of Additional Information (SAI) and shareholder reports online at http://www.snwam.com/orfix/. You can also get this information at no cost by calling 855-234-9706, by sending an email request to ORFIX@snwsc.com, or from any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and SAI, dated May 1, 2011, as amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks high current income exempt from federal income tax and Oregon personal income tax as is consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 11 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

	Class A	Retail Class	Institutional Class
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses[1]	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses[2]	1.42%	1.42%	1.17%
Fee Waiver and/or Expense Reimbursement[2]	(0.37)%	(0.37)%	(0.37)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.05%	1.05%	0.80%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]	SNW Asset Management, LLC (“SNW” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 0.80% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A	$354	$576
Retail Class	$107	$334
Institutional Class	$82	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Summary of Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and Oregon individual income tax. The Fund may also invest in municipal securities issued by the governments of Puerto Rico, Guam and other U.S. territories.

The Fund primarily invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment adviser to be of comparable quality. The securities in which the Fund invest may be of any maturity but the Fund is expected to have an average duration of between one (1) to four (4) years.

The Fund concentrates its investments in securities of issuers located in the State of Oregon and is non-diversified. The Fund may concentrate in certain types of municipal obligations (such as general obligations, municipal leases, and revenue bonds) and in one or more sectors (such as housing, hospitals, healthcare facilities or utilities).

The Fund may invest up to 20% of its total assets in securities the interest on which is subject to federal income tax and/or taxation by the state of Oregon. Such securities may include, but not be limited to, (i) issues of or guaranteed by the United States of America or the agencies or sponsored enterprises thereof, (ii) issues of states and/or the political subdivisions thereof other than Oregon, (iii) issues of or guaranteed by domestic corporations. Such securities may also be either unrated or rated below the top four categories by one or more rating agencies. As a non-fundamental policy, the Fund will not invest in obligations the income from which is a tax preference item under the federal alternative minimum tax.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

•	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

•	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than that of an equity fund or taxable bond fund. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them. The Fund invests primarily in municipal obligations of issuers located in Oregon and therefore will be affected by economic, political or other events affecting Oregon municipal issuers.

•	Non-Diversification Risk: The Fund is “non-diversified” and, therefore, may invest a greater percentage of its assets in the securities of a single issuer than mutual funds that are classified as “diversified.” A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	Rating Agency Risk: Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•	Sector Focus Risk: A Fund that focuses its investments in the securities of a particular bond market sector (e.g., healthcare or housing) is subject to the risk that adverse circumstances will have a greater impact on the Fund than a fund that does not focus its investments. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

•	Tax Risk: To the extent that the Fund invests in bonds that are subject to the federal income tax or state taxes, a portion of the income paid by the Fund will not be tax-free to investors.

•	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

Performance Information

The Fund’s performance is only shown when the Fund has had a full calendar year of operations. There is no performance information included in this prospectus.

Management of the Fund

Investment Adviser

SNW Asset Management, LLC

Portfolio Managers

•	Eddie Bernhardt, CFA, joined SNW in 2005 and is a Senior Vice President and Portfolio Manager. Mr. Bernhardt has been managing the Fund since its inception in 2011.

•	Anthony Baruffi, CFA, joined SNW in 2007 and is a Senior Vice President and Portfolio Manager. Mr. Baruffi has been managing the Fund since its inception in 2011.

•	Tom Mitchell joined SNW in 2002 and is a Portfolio Manager. Mr. Mitchell has been managing the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A	Retail Class	Institutional Class

Regular Accounts	Initial Investment	$5,000	$7,500	$10,000
	Additional Investments	$1,000	$1,000	$1,000

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular mail: SNW Oregon Short-Term Tax-Exempt Bond Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: SNW Oregon Short-Term Tax-Exempt Bond Fund FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Dr. Westborough, MA 01581-1722

Purchase by wire:

Please contact SNW Oregon Short-Term Tax-Exempt Bond Fund Shareholder Services at 855-234-9706 for current wire instructions.

Redemption by telephone:

Call 855-234-9706.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal and state income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, and local income taxes.

Payments to Broker-Dealers or Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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